SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is May 31, 2017.

For the MFS® Funds listed below:

MFS® CORPORATE BOND FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2025 FUND	MFS® LIFETIME® 2060 FUND
MFS® LIFETIME® 2030 FUND	MFS® LIFETIME® INCOME FUND
MFS® LIFETIME® 2035 FUND	MFS® LIMITED MATURITY FUND
MFS® LIFETIME® 2040 FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® LIFETIME® 2045 FUND	MFS® TOTAL RETURN BOND FUND
Effective immediately, the sub-section entitled "Compensation" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" is hereby restated, with respect to MFS Corporate Bond Fund only, as follows:
Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2016, the following benchmarks were used to measure the following portfolio managers' performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Corporate Bond Fund	Richard Hawkins	Bloomberg Barclays U.S. Credit Bond Index Lipper Corporate Debt Funds BBB-Rated
	Alexander Mackey[1]	Bloomberg Barclays U.S. Credit Bond Index
	Robert Persons	Bloomberg Barclays U.S. Credit Bond Index Lipper Corporate Debt Funds BBB-Rated
1 Information is as of April 5, 2017.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

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Effective immediately, the sub-section entitled "Ownership of Fund Shares" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" is hereby restated, on behalf of MFS Corporate Bond Fund only, as follows:
Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended April 30, 2017. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Corporate Bond Fund	Richard Hawkins	D*
	Alexander Mackey[1]	D*
	Robert Persons	E*
* Information includes the value of any deferred cash award which is based on the performance of the Fund.
1 Mr. Mackey became a Portfolio Manager of MFS Corporate Bond Fund on April 5, 2017.
Effective immediately, the sub-section entitled "Other Accounts" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" is hereby restated, with respect to MFS Corporate Bond Fund only, as follows:
Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended April 30, 2016, unless otherwise indicated:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Corporate Bond Fund	Richard Hawkins	Registered Investment Companies[1]	11	$18.7 billion
		Other Pooled Investment Vehicles	4	$3.7 billion
		Other Accounts	2	$300.6 million
	Alexander Mackey[2] (Became a Portfolio Manager of the Fund on April 5, 2017)	Registered Investment Companies[1]	9	$8.3 billion
		Other Pooled Investment Vehicles	3	$1 billion
		Other Accounts	0	Not Applicable
	Robert Persons	Registered Investment Companies[1]	13	$16.2 billion
		Other Pooled Investment Vehicles	7	$3.9 billion
		Other Accounts	3	$368.6 million
1 Includes the Fund.
2 Account information is as of April 30, 2017.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

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